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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 8, 2007

                                 NARROWSTEP INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                 333-108632                   33-1010941
         --------                 ----------                   ----------
     (State Or Other             (Commission                 (IRS Employer
     Jurisdiction Of             File Number)              Identification No.)
     Incorporation)

116 VILLAGE BOULEVARD, SUITE 200 PRINCETON, NEW JERSEY            08540
----------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 951-2221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On June 8, 2007, the Registrant entered into an Employment Agreement with David C. McCourt, the Registrant's Interim Chief Executive Officer, naming Mr. McCourt the Registrant's Chief Executive Officer and Chief Operating Officer. All of Mr. McCourt's initial compensation will be in the form of equity in the Registrant and equity-based awards. A copy of the Employment Agreement is set forth in Exhibit 10.1 annexed to this Current Report.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits have been filed with this Current Report on Form 8-K:

Exhibit 10.1 +  Employment Agreement by and between Narrowstep Inc. and David C.
                McCourt dated June 8, 2007.

+ Confidential portions of this agreement have been omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NARROWSTEP INC.


                                          By: /s/ Lisa VanPatten
                                              ----------------------------------
                                              Name:  Lisa VanPatten
                                              Title: Chief Financial Officer



Dated:  June 14, 2007